RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to the Statement of Additional Information (Class A, C, K, Y shares)

dated May 1, 2014, as revised July 1, 2014

RS Tax-Exempt Fund and RS High Income Municipal Bond Fund

Portfolio Managers

Effective August 1, 2014, the sub-section titled “Portfolio Managers” under the section titled “Investment Advisory and Other Services” is amended to include the following information under the sub-heading indicated:

Under “Ownership of Fund Shares” (on page 71), the table that provides the dollar range of equity securities of each Fund beneficially owned by the Fund’s portfolio managers is updated to include the following information, which is stated as of June 30, 2014:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Douglas J. Gaylor	RS Tax-Exempt Fund RS High Income Municipal Bond Fund	None None

Under “Other Accounts” (on page 73), the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of June 30, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Douglas J. Gaylor	2	$365,790	0	$0	0	$0

July 31, 2014

REG14Q29

R14-1347